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                                                                  CONFORMED COPY

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                    -----------------------------------------

                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
                                And Regulation FD

       Date of Report (Date of earliest event reported) February 25, 2002

                              WHIRLPOOL CORPORATION
 -------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                          1-3932                38-1490038
-------------------------------     -------------------    --------------------
(State or other jurisdiction          (Commission File       (I.R.S. Employer
       of incorporation)                   Number)           Identification No.)



               2000 M63 North, Benton Harbor, Michigan       49022-2692
               --------------------------------------------------------
              (Address of principal executive officers)      (Zip Code)


                                 (616)-923-5000
           -----------------------------------------------------------
               Registrant's telephone number, including area code


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Item 5.  Other Events
         ------------

     On February 25 and 26, 2002, the Company issued press releases regarding its anticipated purchase of the remaining 51 percent interest held by Vitro S.A. in Vitromatic S.A. de C.V., an appliance manufacturing and distribution joint venture in Mexico. Whirlpool expects to purchase Vitro's stake in Vitromatic for $150 million in cash and will assume 100 percent of the joint venture's exiting $220 million debt.

 Item 7.  Financial Statements and Exhibits
         ---------------------------------

     Exhibit A - copy of press release dated February 25, 2002

     Exhibit B - copy of press release dated February 26, 2002

     Exhibit C - copy of press release dated February 26, 2002

Item 9. Regulation FD Disclosure
        ------------------------

   On February 26, 2002, the Company also issued a press release regarding comments to be made by its Chairman and CEO concerning the Company's expectation for appliance industry unit shipments in 2002, its 2002 strategy and new products, and the Company's currently expected first quarter and full-year 2002 results.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   WHIRLPOOL CORPORATION
                                                   Registrant

Date: February 28, 2002                              By:  /s/ Robert T. Kenagy
                                                          ---------------------
                                                   Name:  Robert T. Kenagy
                                                   Title: Corporate Secretary